Exhibit 10.27

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 20, 2007, by and among EMPIRE FINANCIAL HOLDING COMPANY., a Florida corporation (the “Company”), and the several subscribers signatory hereto (each such subscriber, a “Subscriber” and, collectively, the “Subscribers”).

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, severally and not jointly, shall purchase, an aggregate amount of between $2,000,000 and $5,000,000 of Units, each Unit consisting of (i) two (2) shares of the Company's common stock, $.01 par value (the “Common Stock”), and (ii)  one warrant to purchase one share of Common Stock (the “Warrants”), in the form attached hereto as Exhibit A (the “Warrants”). The shares underlying the Warrants are referred to as the Warrant Shares. The per Unit Purchase Price shall be $2 X the closing price on the date of the agreement, plus $0.125. The aggregate Purchase Price shall be payable to the Company on the Closing Date, as defined in Section 9 hereof. The shares of Common Stock issuable to the Subscribers are referred to herein as the “Shares,” and the Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and each Subscriber hereby agree as follows:

1.        Purchase and Sale of Shares and Warrants. Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement, each Subscriber shall purchase the Shares and Warrants for the Purchase Price indicated on the signature page hereto, and the Company shall sell the Shares and Warrants called for by the above price to each Subscriber. The Purchase Price for the Shares and Warrants shall be paid in cash. On or before the Closing Date, each Purchaser shall deliver its portion of the Purchase Price by wire transfer to an account designated by the Company. The Company shall (i) instruct its transfer agent to issue stock certificates for the number of Shares included in the Units to be purchased hereunder by each Subscriber, and to deliver such Shares to such Subscriber, such Shares to be registered in the name of the Subscriber and (ii) deliver Warrants for the number of Warrants purchased hereunder by each Subscriber to such Subscriber. Each Subscriber understands that none of the Shares or the Warrant Shares will be issued until they have been approved for listing by the American Stock Exchange. The Company will not issue fractional Units but will refund amounts in excess of the price of the nearest full number of Units which can be purchased with the purchase price tendered hereunder.

2.         Warrants. Promptly after the Closing Date the Company will issue one Warrant to each Subscriber for each two (2) shares issuable to such Subscriber. The per Warrant exercise price shall be $[120% of the closing price of the Company’s stock on the date of the agreement] per share. The Warrants shall be exercisable until five years from warrant issue date.

3.         Subscriber's Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company that:

(a)       Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-KSB for the year ended December 31, 2006 and the Company's Form 10-KSB for the year ended December 31, 2005 as filed with the Commission, together with all subsequently filed Forms 10-QSB, 8-K, and filings made with the Commission available at the EDGAR website. The Subscriber has reviewed the risk factors attached hereto as Exhibit B. The Subscriber has considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

(b)       Information on Subscriber. At the time the Subscriber was offered the Securities it was, and as of the date hereof it is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority to purchase and own the Securities. The Subscriber is able to bear the economic risk of such investment and at the present time, is able to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(c)       Purchase of Common Stock and Warrants. The Subscriber is purchasing the Common Stock and Warrants as principal for its own account and not with a view to any distribution thereof (this representation and warranty not limiting such Subscriber’s right to sell the Shares and Warrant Shares pursuant to the Registration Statement (as defined below hereof) or otherwise in compliance with applicable federal and state securities laws).

(d)       Compliance with 1933 Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(e)       Current Holdings. The Subscriber has completed and returned to the Company, on the Selling Security holder Questionnaire and Notice attached hereto as Annex A, a true and complete statement of such Subscriber’s current holdings of the Company’s securities.

(f)        Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct in all material respects as of the Closing Date.

4.         Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that (i) the Company is duly organized, validly existing and in good standing on the date hereof, (ii) has full power and authority to issue the Securities, (iii) is eligible to register the resale of its Common Stock by the Subscriber under Form S-3 promulgated under the 1933 Act, (iv) upon receipt and acceptance of consideration from the Subscriber the Securities will be legally and validly issued, (v) the Company's Form 10-KSB for the year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) the Company has taken all action required by its Articles of Incorporation and Bylaws and the rules and regulations of the American Stock Exchange to approve the offer and sale of the securities.

5.         Regulation D Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) of the 1933 Act and Rule 506 of Regulation D promulgated there under.

6.         Registration and Listing.

(a)       The Company covenants and agrees with each Subscriber that on or before 30th day after the Closing Date, 2007 (the “Filing Date”), the Company shall prepare and file with the Commission a Registration Statement covering the shares of common stock issuable under this Agreement and issuable upon exercise of the Warrants (the “Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3. The Company shall use its best commercially reasonable efforts to cause the Registration Statement to become effective and remain effective as provided herein. The Company shall use its best commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than 120 days from Closing Date, 2007 (the “Effective Date”). The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders.

(b)       If, unless due to a fault of a Subscriber (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effectiveness Date, (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs being referred to as “Event Date”), then in addition to any other rights the Subscribers may have hereunder or under applicable law, for all or part of each 30-calendar day period in which such applicable Event remains uncured, the Company shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Subscriber pursuant to this Subscription Agreement for any Registrable Securities then held by such Subscriber, subject to an overall limit of partial liquidated damages in the aggregate of 10% of the aggregate purchase price paid by such Subscriber; provided, however, that (a) in the case of (ii), if the Commission does not declare the Registration Statement effective on or before the Effectiveness Date, or (b), if the Commission allows the Registration Statement to be declared effective at any time before or after the Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (a) or (b) is the SEC’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of any or all of the Registrable Securities, and/or (z) a holder of any Registrable Securities must be named as an underwriter, the Subscribers understand and agree that the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Subscriber, beginning with the Warrant Shares, and the failure to include such Registrable Securities in any Registration Statement shall not constitute an Event and the Company shall not be required to pay any partial liquidated damages as described above. However, the Company agrees to make its best commercially reasonable efforts to file a registration statement with respect to any Registrable Securities belonging to any such affected Subscriber as soon as practicable thereafter. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

(c)       Transfers. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Subscriber or in connection with a pledge as contemplated in this Section 6, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Subscriber under this Agreement.

(d)       Shares Legend. Each Subscriber agrees to the imprinting, so long as is required by this Section 6(d), of a legend on the Shares and the Warrant Shares, in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

(e)       Warrant Legend. Each Subscriber agrees to the imprinting, so long as is required by this Section 6, of a legend on the Warrants, in substantially the following form:

“NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF, AS OF THE DATE OF ISSUANCE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

(f)        Certificates. The Company agrees to reissue certificates evidencing the Shares and Warrant Shares without the legend set forth in Sections 6(d) if at such time, prior to making any transfer of any such Shares or Warrant Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such transfer and removal will only be effected, (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the 1933 Act, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company agrees to cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the effective date of the Registration Statement if required by the Company’s transfer agent to effect any requested removal of the legend pursuant to (i) above. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends.

(g)       Acknowledgement. Each Subscriber agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6 is predicated upon the Company’s reliance that the Subscriber will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(h)       The Company covenants and agrees with each Subscriber that it will file an application with the American Stock Exchange to list the shares of the Company’s Common Stock underlying the Units, including the shares of Common Stock underlying the Warrants, in the time and manner required by the rules of the American Stock Exchange, and will use its best efforts to prosecute such application to effectiveness.

7.         Conditions Precedent to Obligations of the Company. The obligations of the Company are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Company in writing:

(a)       all representations and warranties of the Subscriber contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date; and

(b)       all agreements and covenants of the Subscriber to be performed or complied with on or prior to the Closing Date have in all material respects been so performed or complied with.

(c)       The Company shall have received subscriptions for an aggregate amount of at least $2,000,000 of Units.

8.         Conditions Precedent to Obligations of the Subscriber. The obligations of the Subscriber are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Subscriber in writing:

(a)       all representations and warranties of the Company contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date;

(b)       all obligations, agreements and covenants of the Company to be performed or complied with on or prior to the Closing Date shall have, in all respects been so performed or complied with; and

(c)       The Company shall have received subscriptions for an aggregate amount of at least $2,000,000 of Units.

9.        Miscellaneous.

(a)       Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779, Attention: Chief Financial Officer, telecopier: (407) 551-4886, with a copy to: Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, Attention: Stephen Zelnick, telecopier: (212) 838-9190, (ii) if to the Subscriber to: the address and telecopier number indicated on the signature pages hereto.

(b)       Fees and Expenses. If the aggregate Purchase Price paid by Subscribers at the Closing exceeds $2,000,000, the Company will reimburse the Subscribers up to an aggregate amount of $10,000 for its legal fees and expenses, including due diligence. Except as expressly set forth herein to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

(c)       Closing. The consummation of the transactions contemplated herein (the “Closing Date”) shall take place at the offices of Morse, Zelnick, Rose & Lander, LLP, upon receipt of good funds at the account designated by the Company and upon the satisfaction of all conditions to Closing set forth in this Agreement.

(d)       Entire Agreement; Assignment. This Agreement and the other Transaction Documents represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Subscriber. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may assign any or all of its rights hereunder to any person in connection with a transfer of any Security to such person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Subscriber.

(e)       Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(f)        Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(g)       Equitable Adjustment. The Securities and the purchase prices of Securities being purchased hereunder shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders occurring between the date of this Agreement and the Closing Date.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EMPIRE FINANCIAL HOLDING COMPANY	Address for Notice:

By:______________________________________ Name: Title:	2170 West State Road 434 Suite 100 Longwood, Florida 32779 Facsimile: (407) 551-4886 Attention: Chief Financial Officer

With a copy to (which shall not constitute notice): Morse, Zelnick, Rose & Lander, LLP 405 Park Avenue, Suite 1401, New York, New York 10022 Attention: Stephen Zelnick Facsimile: (212) 838-9190

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO EFH SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Purchaser: ________________________________________________

Facsimile Number of Purchaser: ________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $_______________

Units: ________________

Shares: ______________________

Warrant Shares: _________________

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

EXHIBIT A (WARRANT)

EXHIBIT B (RISK FACTORS)

ANNEX A

EMPIRE FINANCIAL HOLDING COMPANY

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.01 per share (the “Common Stock”), or securities exercisable for Common Stock (collectively, the “Registrable Securities”) of Empire Financial Holding Company, a Florida corporation, understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form) (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Subscription Agreement, dated as of August ☐, 2007 (the “Subscription Agreement”), between the Company and the Investors named therein. A copy of the Subscription Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.
(a)	Full Legal Name of Selling Securityholder

_______________________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

_______________________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

_______________________________________________________________________

2.	Address for Notices to Selling Securityholder:

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

Telephone:____________________________________________________________________

Fax:_________________________________________________________________________

Contact Person:________________________________________________________________

3.	Beneficial Ownership of Registrable Securities:
(a)	Type and Principal Amount of Registrable Securities beneficially owned:

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________

4.	Broker-Dealer Status:
(a)	Are you a broker-dealer?

Yes ☐         No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐         No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)	Are you an affiliate of a broker-dealer?

Yes ☐         No ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐         No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.         Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

_______________________________________________________________________

_______________________________________________________________________

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

______________________________________________________________________________

______________________________________________________________________________

SIGNATURE PAGE FOLLOWS

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:______________________________________________

Beneficial Owner:_____________________________________

By:	________________________________

Name:

Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Empire Financial Holding Company, 2170 West State Road 434, Suite 100, Longwood, Florida 32779,

Attn.: James Matthew, Chief Financial Officer